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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2003

                         COMDISCO HOLDING COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)

DELAWARE                             000-499-68                   54-2066534
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(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)

        6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS   60018
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(Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code (847) 698-3000
                                                    -------------
                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events and Required FD Disclosure.

         On April 28, 2003, Comdisco Holding Company, Inc. issued a press release, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.1, announcing that it has completed the redemption of the remaining $85 million in aggregate principal amount of its 11% Subordinated Secured Notes due 2005.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Businesses Acquired: N/A
         (b) Pro Forma Financial Information: N/A
         (c) Exhibits:

                  Exhibit No.    Description
                  -----------    -----------

                     99.1 Press release of Comdisco Holding Company, Inc., dated April 28, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMDISCO HOLDING COMPANY, INC.


Dated: April 28, 2003         By:      /s/ Robert E. T. Lackey
                                       -----------------------------------------
                                       Name:    Robert E. T. Lackey
                                       Title:   Executive Vice President, Chief
                                                Legal Officer and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------


   99.1           Press release of Comdisco Holding Company, Inc., dated
                  April 28, 2003